      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 6, 2001
                                            REGISTRATION STATEMENT NO. 333-49897

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         POST EFFECTIVE AMENDMENT NO. 1

                                       TO

                                    FORM S-1

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                     SECURITY ASSOCIATES INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in Its Charter)

             DELAWARE                                 7382                          87-0467198
   (State or Other Jurisdiction           (Primary Standard Industrial           (I.R.S. Employer
 of Incorporation or Organization)         Classification Code Number)          Identification No.)

                  2101 SOUTH ARLINGTON HEIGHTS ROAD, SUITE 150,
              ARLINGTON HEIGHTS, ILLINOIS 60005-4142 (847) 956-8650

               (Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)

                                JAMES S. BRANNEN
                                    PRESIDENT
                     SECURITY ASSOCIATES INTERNATIONAL, INC.
                  2101 SOUTH ARLINGTON HEIGHTS ROAD, SUITE 150
                     ARLINGTON HEIGHTS, ILLINOIS 60005-4142
                                 (847) 956-8650
            (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent for Service)

                                   COPIES TO:
                              JEFFERY A. SCHUMACHER
                             SACHNOFF & WEAVER, LTD.
                         30 S. WACKER DRIVE, 29TH FLOOR
                          CHICAGO, ILLINOIS 60606-7484
                          TELEPHONE NO. (312) 207-1000

                    -----------------------------------------

                          DE-REGISTRATION OF SECURITIES


          This Post-Effective Amendment No. 1 amends the Registration Statement on Form S-1 (Registration No. 333-49897) which registered under the Securities Act of 1933, 1,000,000 shares for resale by certain selling stockholders, declared effective on April 22, 1998.

          This Post-Effective Amendment No. 1 is filed to de-register 1,000,000 shares registered for resale by certain selling stockholders, pursuant to Registration No. 333-49897.



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

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post Effective Amendment No. 1 to Registration Statement No. 333-49897 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Arlington Heights, State of Illinois, on June 5, 2001.

                                         SECURITY ASSOCIATES INTERNATIONAL, INC.

                                                By: /s/ James S. Brannen
                                                    --------------------
                                                    James S. Brannen
                                                    President

          Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment No. 1 to Registration Statement No. 333-49897 has been signed by the following persons in the capacities on the 5th day of June, 2001.

       Signature                                     Title
       ---------                                     -----

/s/ James S. Brannen               President (Principal Executive Officer),
--------------------               Chief Financial Officer (Principal Financial
James S. Brannen                   and Accounting Officer) and Director


/s/ Ronald I. Davis                Director
-------------------
Ronald I. Davis


/s/ Thomas J. Salvatore            Director
-----------------------
Thomas J. Salvatore


/s/ Douglas Oberlander             Director
----------------------
Douglas Oberlander


/s/ Michael B. Jones               Director
--------------------
Michael B. Jones




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